SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 7, 1998



                             ANTENNAS AMERICA, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Utah                       0-18122                  87-0454148
----------------------------       -----------            -------------------
(State or other jurisdiction       (Commission              (IRS Employer
    or incorporation)              File Number)           Identification No.)


          4860 Robb Street, Suite 101, Wheat Ridge, Colorado 80033-2163
          -------------------------------------------------------------
             (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code (303) 421-4063

Item 4.  Changes in Registrant's Certifying Accountant

On December 7, 1998, James E. Scheifley & Associates was dismissed by the Company as the Company's principal accountant. The Company's Board of Directors has recommended and approved this action.

The accountants' report of James E. Scheifley & Associates on the consolidated financial statements of the Company as of and for the years ended December 30, 1997 and December 31, 1996 did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. There have been no disagreements between management and James E. Scheifley & Associates during the Company's two most recent fiscal years on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure of a nature which if not resolved to the satisfaction of James E. Scheifley & Associates would have caused it to make reference in connection with its report to the subject matter of the disagreements.

James E. Scheifley & Associates has issued a letter addressed to the Securities and Exchange Commission stating that James E. Scheifley & Associates agrees with the statements contained in this Form 8-K. A copy of that letter is attached as an exhibit to this Form 8-K.


Item 7.  Financial Statements and Exhibits

     A. Exhibits: Exhibit 16 Letter re change in certifying accountants

SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act Of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         ANTENNAS AMERICA, INC.


Date:   December 7, 1998                 By: /s/ Randall P. Marx
                                                 -------------------------------
                                                 Randall P. Marx
                                                 Chief Executive Officer
                                                 and Principal Financial Officer